EXHIBIT 99.5

PHH Mortgage	4001 Leadenhall Road
Mt. Laurel, NJ 08054
February 28, 2006
WELLS FARGO BANK NA
Compliance Department
9062 Old Annapolis Rd.
Columbia, Md 21045-1951
RE:      Annual Statement as to Compliance
Investor number: 179-012 Deal name (if applicable): SEQUOIA 2004-12
Dear Investor, Master Servicer or Trustee,
The undersigned officer certifies the following for PHH Mortgage Corp.f/k/a Cendant Mortgage Corp., for the 2005 calendar year. To the best of our knowledge:
a)	The activities and performances of the Servicer during the preceding Fiscal year under the terms of the Servicing Agreement, Trust Agreement, Pooling and Servicing Agreement and/or Servicer Guide for the deal listed above, and to the best of my knowledge the Servicer has fulfilled all of its duties, responsibilities or obligations under this Agreement throughout such year, or if there has been default or failure of the Servicer to perform any such duties, responsibilities or obligations, a description of each default or failure and the nature and status thereof has been reported to WELLS FARGO BANK NA;

b)	The Servicer is currently an approved FNMA or FHLMC Servicer in good standing;

c)	The Fidelity Bond, the Errors and Omissions Insurance Policy and any other bonds required under the terms of the Servicing Agreement, Trust Agreement, Pooling and Servicing Agreement and/or Servicer Guide are in full force and effect;

d)	All premiums for each Hazard Insurance Policy, Flood Insurance Policy (if applicable) and Primary Mortgage Insurance Policy (if applicable), with respect to each Mortgaged Property, have been paid and that such insurance policies are in full force and effect;

e)	All real estate taxes, governmental assessments and any other expenses accured and due, that if not paid could result in a lien or encumbrance on any Mortgage Property, have been paid or if any such costs or expenses have been paid with respect to any Mortgaged Property, the reason for the non-payment has been reported to WELLS FARGO BANK NA;

f)	All Custodial Accounts have been reconciled and are properly funded; and

g)	All annual reports of Foreclosure and Abandonment of Mortgaged Property required per section 6050H, 6050J and 6050P of the Internal Revenue Code, respectively, have been prepared and filed.
Certified by
/s/ Jack Webb
Jack Webb
Assistant Vice President
Date: February 28, 2006

PHH Mortgage	4001 Leadenhall Road
Mt. Laurel, NJ 08054
2/28/06
WELLS FARGO BANK NA
Compliance Department
9062 Old Annapolis Rd.
Columbia, Md 2145-1951
SARBANES —OXLEY CERTIFICATION
I Martin Foster, certify to WELLS FARGO BANK NA, in connection with PHH Mortgage Investor number, 179-012, Deal name SEQUOIA 2004-12, (the “Agreement”), that I am a duly elected Senior Vice President of PHH Mortgage Corporation, a corporation organized under the laws of the State of New Jersey (the “Servicer”) and further as follows:
(i) Based on my knowledge, the information in the Annual Statement of Compliance, and the Independent Public Accountant’s Servicing Report and all servicing reports, officer’s certificates and other information relating to the servicing of the Mortgage Loans submitted to the Investor, Master Servicer of Trustee by the Servicer, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading, as of the last day of the period covered by the Annual statement of Compliance;
(ii) Based on my knowledge, the servicing information required to be provided to the Investors, Master Servicer or Trustee by the Servicer under the Agreement has been provided to the Investor, Master Servicer or Trustee;
(iii) I am responsible for reviewing the activities performed by the Servicer under this Agreement and based upon the review required by this Agreement, and except as disclosed in the Annual Statement of Compliance, the Annual Independent Public Accountant’s Servicing Report, or otherwise disclosed in a writing submitted to the Investor, Master Servicer or Trustee, the Servicer has, as of last day of the period covered by the Annual Statement of Compliance, fulfilled its obligations under this Agreement; and
(iv) I have disclosed to the Investor, Master Servicer or Trustee all significant deficiencies relating to the Services’s compliance with the minimum servicing standards as determined in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers as set forth in this Agreement.
Capitalized terms used herein and not defined shall have the meanings ascribed to them in the Agreement.

PHH Mortgage Corporation

By:	/s/ Martin Foster

Martin Foster
Senior Vice President
Date: 2/28/06

PHH Mortgage	4001 Leadenhall Road
Mt. Laurel, NJ 08054
February 28, 2006
WELLS FARGO BANK NA
Compliance Department
9062 Old Annapolis Rd.
Columbia, MD 21045-1951
RE:      Annual Statement as to Compliance
Investor number: 179-013 Deal name (if applicable): SEQUOIA 2005-01
Dear Investor, Master Servicer or Trustee,
The undersigned officer certifies the following for PHH Mortgage Corp. f/k/a Cendant Mortgage Corp., for the 2005 calendar year. To the best of our knowledge:
a)	The activities and performances of the Servicer during the preceding Fiscal year under the terms of the Servicing Agreement, Trust Agreement, Pooling and Servicing Agreement and/or Servicer Guide for the deal listed above, and to the best of my knowledge the Servicer has fulfilled all of its duties, responsibilities or obligations under this Agreement throughout such year, or if there has been default or failure of the Servicer to perform any such duties, responsibilities or obligations, a description of each default or failure and the nature and status thereof has been reported to WELLS FARGO BANK NA;

b)	The Servicer is currently an approved FNMA or FHLMC Servicer in good standing;

c)	The Fidelity Bond, the Errors and Omissions Insurance Policy and any other bonds required under the terms of the Servicing Agreement, Trust Agreement, Pooling and Servicing Agreement and/or Servicer Guide are in full force and effect;

d)	All premiums for each Hazard Insurance Policy, Flood Insurance Policy (if applicable) and Primary Mortgage Insurance Policy (if applicable), with respect to each Mortgaged Property, have been paid and that such insurance policies are in full force and effect;

e)	All real estate taxes, governmental assessments and any other expenses accrued and due, that if not paid could result in a lien or encumbrance on any Mortgage Property, have been paid, or if any such costs or expenses have been paid with respect to any Mortgaged Property, the reason for the non-payment has been reported to WELLS FARGO BANK NA;

f)	All Custodial Accounts have been reconciled and are properly funded; and

g)	All annual reports of Foreclosure and Abandonment of Mortgaged Property required per section 6050H, 6050J and 6050P of the Internal Revenue Code, respectively, have been prepared and filed.
Certified by
/s/ Jack Webb
Jack Webb
Assistant Vice President
Date: February 28, 2006

PHH Mortgage	4001 Leadenhall Road
Mt. Laurel, NJ 08054
2/28/06
WELLS FARGO BANK NA
Compliance Department
9062 Old Annapolis Rd.
Columbia, MD 21045-1951
SARBANES-OXLEY CERTIFICATION
I, Martin Foster, certify to WELLS FARGO BANK NA, in connection with PHH Mortgage Investor number, 179-013, Deal name SEQUOIA 2005-01, (the “Agreement”), that I am a duly elected Senior vice President of PHH Mortgage Corporation, a corporation organized under the laws of the State of New Jersey (the “Servicer”) and further as follows:
(i) Based on my knowledge, the information in the Annual Statement of Compliance, and the Annual Independent Public Accountant’s Servicing Report and all servicing reports, officer’s certificates and other information relating to the servicing of the Mortgage Loans submitted to the Investor, Master Servicer or Trustee by the Servicer, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by the Annual Statement of Compliance;
(ii) Based on by knowledge, the servicing information required to be provided to the Investor, Master Servicer or Trustee by the Servicer under the Agreement has been provided to the Investor, Master Servicer or Trustee;
(iii) I am responsible for reviewing the activities performed by Servicer under this Agreement and based upon the review required by this Agreement, and except as disclosed in the Annual Statement of Compliance, the Annual Independent Public Accountant’s Servicing Report, or otherwise disclosed in a writing submitted to the Investor, Master Servicer or Trustee, the Servicer has, as of last day of the period covered by the Annual Statement of Compliance, fulfilled its obligations under this Agreement; and
(iv) I have disclosed to the Investor, Master Servicer of Trustee all significant deficiencies relating to the Servicer’s compliance with the minimum servicing standards as determined in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers as set forth in this Agreement.
Capitalized terms used herein and not defined shall have the meanings ascribed to them in the Agreement.

PHH Mortgage Corporation

By:	/s/ Martin Foster

Martin Foster
Senior Vice President
Date: 2/28/06

PHH Mortgage	4001 Leadenhall Road
Mt. Laurel, NJ 08054
February 28, 2006
WELLS FARGO BANK NA
Compliance Department
9062 Old Annapolis Rd.
Columbia, MD 21045-1951
RE: Annual Statement as to Compliance
Investor number: 179-014 Deal name (if applicable): SEQUOIA 2005-02
Dear Investor, Master Service or Trustee,
The undersigned officer certifies the following for PHH Mortgage Corp. f/k/a Cendant Mortgage Corp., for the 2005 calendar year. To the best of our knowledge:
a)	The activities and performances of the Servicer during the preceding Fiscal year under the terms of the Servicing Agreement, Trust Agreement, Pooling and Servicing Agreement and/or Servicer Guide for the deal listed above, and to the best of my knowledge the Servicer has fulfilled all of its duties, responsibilities or obligations under this Agreement throughout such year, or if there has been default or failure of the Servicer to perform any such duties, responsibilities or obligations, a description of each default or failure and the nature and status thereof has been reported to WELLS FARGO BANK NA;

b)	The Servicer is currently and approved FNMA or FHLMC Servicer in good standing;

c)	The Fidelity Bond, the Errors and Omissions Insurance Policy and any other bonds required under the terms of the Servicing Agreement, Trust Agreement, Pooling and Servicing Agreement and/or Servicer Guide are in full force and effect;

d)	All premiums for each Hazard Insurance Policy, Flood Insurance Policy (if applicable) and Primary Mortgage Insurance Policy (if applicable), with respect to each Mortgaged Property, have been paid and that such insurance policies are in full force and effect;

e)	All real estate taxes, governmental assessments and any other expenses accrued and due, that if not paid could result in a lien or encumbrance on any Mortgage Property, have been paid, or if any such costs or expenses have been paid with respect to any Mortgaged Property, the reason for the non-payment has been reported to WELLS FARGO BANK NA;

f)	All Custodial Accounts have been reconciled and are properly funded; and

g)	All annual reports of Foreclosure and Abandonment of Mortgaged Property required per section 6050H, 6050J and 6050P of the Internal Revenue Code, respectively, have been prepared and filed.
Certified by
/s/ Jack Webb
Jack Webb
Assistant Vice President
Date: February 28, 2006

PHH Mortgage	4001 Leadenhall Road
Mt. Laurel, NJ 08054

2/28/06
WELLS FARGO BANK NA
Compliance Department
9062 Old Annapolis Rd.
Columbia, MD 21045-1951
SARBANES-OXLEY CERTIFICATION
I, Martin Foster, certify to WELLS FARGO BANK NA, in connection with PHH Mortgage Investor number, 179-014, Deal name SEQUOIA 2005-02, (the “Agreement”), that I am a duly elected Senior Vice President of PHH Mortgage Corporation, a corporation organized under the laws of the State of New Jersey (the “Servicer”) and further as follows:
(i) Based on my knowledge, the information in the Annual Statement of Compliance, and the Annual Independent Public Accountant’s Servicing Report and all servicing reports, officer’s certificates and other information relating to the servicing of the Mortgage Loans submitted to the Investor, Master Servicer or Trustee by the Servicer, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading, as of the last day of the period covered by the Annual Statement of Compliance;
(ii) Based on my knowledge, the servicing information required to be provided to the Investor, Master Servicer or Trustee by the Servicer under the Agreement has been provided to the Investor, Master Servicer or Trustee;
(iii) I am responsible for reviewing the activities performed by the Servicer under this Agreement and based upon the review required by this Agreement, and except as disclosed in the Annual Statement of Compliance, the Annual Independent Public Accountant’s Servicing Report, or otherwise disclosed in a writing submitted to the Investor, Master Servicer or Trustee, the Servicer has, as of last day of the period covered by the Annual Statement of Compliance, fulfilled its obligations under this Agreement; and
(iv) I have disclosed to the Investor, Master Servicer or Trustee all significant deficiencies relating to the Servicer’s compliance with the minimum servicing standards as determined in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers as set forth in this Agreement.
Capitalized terms used herein and not defined shall have the meanings ascribed to them in the Agreement.

PHH Mortgage Corporation

By:	/s/ Martin Foster

Martin Foster
Senior Vice President
Date: 2/28/06

PHH Mortgage	4001 Leadenhall Road
Mt. Laurel, NJ 08054

February 28, 2006
WELLS FARGO BANK NA
Compliance Department
9062 Old Annapolis Rd.
Columbia, MD 21045-1951
RE: Annual Statement as to Compliance
Investor number: 179-015 Deal name (if applicable): SEQUOIA 2005-03
Dear Investor, Master Servicer or Trustee,
The undersigned officer certifies the following for PHH Mortgage Corp. f/k/a Cendant Mortgage Corp., for the 2005 calendar year. To the best of our knowledge:
a)	The activities and performances of the Servicer during the preceding Fiscal year under the terms of the Servicing Agreement, Trust Agreement, Pooling and Servicing Agreement and/or Servicer Guide for the deal listed above, and to the best of my knowledge the Servicer has fulfilled all of its duties, responsibilities or obligations under this Agreement throughout such year, or if there has been default or failure of the Servicer to perform any such duties, responsibilities or obligations, a description of each default or failure and the nature and status thereof has been reported to WELLS FARGO BANK NA;

b)	The Servicer is currently an approved FNMA or FHLMC Servicer in good standing;

c)	The Fidelity Bond, the Errors and Omissions Insurance Policy and any other bonds required under the terms of the Servicing Agreement, Trust Agreement, Pooling and Servicing Agreement and/or Servicer Guide are in full force and effect;

d)	All premiums for each Hazard Insurance Policy, Flood Insurance Policy (if applicable) and Primary Mortgage Insurance Policy (if applicable), with respect to each Mortgaged Property, have been paid and that such insurance policies are in full force and effect;

e)	All real estate taxes, governmental assessments and any other expenses accrued and due, that if not paid could result in a lien or encumbrance on any Mortgage Property, have been paid, or if any such costs or expenses have been paid with respect to any Mortgaged Property, the reason for the non-payment has been reported to WELLS FARGO BANK NA;

f)	All Custodial Accounts have been reconciled and are properly funded; and

g)	All annual reports of Foreclosure and Abandonment of Mortgaged Property required per section 6050H, 6050J and 6050P of the Internal Revenue Code, respectively, have been prepared and filed.

Certified by

/s/ Jack Webb

Jack Webb
Assistant Vice President

Date: February 28, 2006

PHH Mortgage	4001 Leadenhall Road
Mt. Laurel, NJ 08054

2/28/06
WELLS FARGO BANK NA
Compliance Department
9062 Old Annapolis Rd.
Columbia, MD 21045-1951
SARBANES-OXLEY CERTIFICATION
I, Martin Foster, certify to WELLS FARGO BANK NA, in connection with PHH Mortgage Investor number, 179-015, Deal name SEQUOIA 2005-03, (the“Agreement”), that I am a duly elected Senior Vice President of PHH Mortgage Corporation, a corporation organized under the laws of the State of New Jersey (the “Servicer”) and further as follows:
(i) Based on my knowledge, the information in the Annual Statement of Compliance, and the Annual Independent Public Accountant’s Servicing Report and all servicing reports, officer’s certificates and other information relating to the servicing of the Mortgage Loans submitted to the Investor, Master Servicer or Trustee by the Servicer, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading, as of the last day of the period covered by the Annual Statement of Compliance;
(ii) Based on my knowledge, the servicing information required to be provided to the Investor, Master Servicer or Trustee by the Servicer under the Agreement has been provided to the Investor, Master Servicer or Trustee;
(iii) I am responsible for reviewing the activities performed by the Servicer under this Agreement and based upon the review required by this Agreement, and except as disclosed in the Annual Statement of Compliance, the Annual Independent Public Accountant’s Servicing Report, or otherwise disclosed in a writing submitted to the Investor, Master Servicer or Trustee, the Servicer has, as of last day of the period covered by the Annual Statement of Compliance, fulfilled its obligations under this Agreement; and
(iv) I have disclosed to the Investor, Master Servicer or Trustee all significant deficiencies relating to the Servicer’s compliance with the minimum servicing standards as determined in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers as set forth in this Agreement.
Capitalized terms used herein and not defined shall have the meanings ascribed to them in the Agreement.

PHH Mortgage Corporation

By:	/s/ Martin Foster

Martin Foster
Senior Vice President
Date: 2/28/06

PHH Mortgage	4001 Leadenhall Road
Mt. Laurel,NJ 08054

February 28,2006
WELLS FARGO BANK NA
Compliance Department
9062 Old Annapolis Rd.
Columbia, MD 21045-1951
RE:  Annual Statement as to Compliance
Investor number: I79-016 Deal name (if applicable): SEQUOIA 2005-04

Dear Investor, Master Servicer or Trustee,

The undersigned officer certifies the following for PHH Mortgage Corp. f/k/a Cendant Mortgage Corp., for the 2005 calendar year. To the best of our knowledge:
a)	The activities and performances of the Servicer during the preceding Fiscal year under the terms of the Servicing Agreement, Trust Agreement, Pooling and Servicing Agreement and/or Servicer Guide for the deal listed above, and to the best of my knowledge the Servicer has fulfilled all of its duties, responsibilities or obligations under this Agreement throughout such year, or if there has been default or failure of the Servicer to perform any such duties, responsibilities or obligations, a description of each default or failure and the nature and status thereof has been reported to WELLS FARGO BANK NA;

b)	The Servicer is currently an approved FNMA or FHLMC Servicer in good standing;

c)	The Fidelity Bond, the Errors and Omissions Insurance Policy and any other bonds required under the terms of the Servicing Agreement, Trust Agreement, Pooling and Servicing Agreement and/or Servicer Guide are in full force and effect;

d)	All premiums for each Hazard Insurance Policy, Flood Insurance Policy (if applicable) and Primary Mortgage Insurance Policy (if applicable), with respect to each Mortgaged Property, have been paid and that such insurance policies are in full force and effect;

e)	All real estate taxes, governmental assessments and any other expenses accrued and due that if not paid could result in a lien or encumbrance on any Mortgage Property, have been paid, or if any such costs or expenses have been paid with respect to any Mortgaged Property, the reason for the non-payment has been reported to WELLS FARGO BANK NA;

f)	All Custodial Accounts have been reconciled and are properly funded; and

g)	All annual reports of Foreclosure and Abandonment of Mortgaged Property required per section 6050H, 6050J and 6050P of the Internal Revenue Code, respectively, have been prepared and filed.

Certified by

/s/ Jack Webb

Jack Webb
Assistant Vice President

Date: February 28,2006
Capitalized terms used herein and not defined shall have the meanings ascribed to them in the Agreement

PHH Mortgage Corporation

By:	/s/ Martin Foster

Martin Foster
Senior Vice President
Date: 2/28/06

PHH Mortgage	4001 Leadenhall Road
Mt. Laurel, NJ 08054

2/28/06
WELLS FARGO BANK NA
Compliance Department
9062 Old Annapolis Rd.
Columbia, MD 21045-1951
SARBANES-OXLEY CERTIFICATION
I, Martin Foster, certify to WELLS FARGO BANK NA, in connection with PHH Mortgage Investor number, 179-016, Deal name SEQUOIA-2005-04, (the “Agreement”), that I am a duly elected Senior Vice President of PHH Mortgage Corporation, a corporation organized under the laws of the State of New Jersey (the “Servicer”) and further as follows:
(i) Based on my knowledge, the information in the Annual Statement of Compliance, and the Annual Independent Public Accountant’s Servicing Report and all servicing reports, officer’s certificates and other information relating to the servicing of the Mortgage Loans submitted to the Investor, Master Servicer or Trustee by the Servicer, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading, as of the last day of the period covered by the Annual Statement of Compliance;
(ii) Based on my knowledge, the servicing information required to be provided to the Investor, Master Servicer or Trustee by the Servicer under the Agreement has been provided to the Investor, Master Servicer or Trustee;
(iii) I am responsible for reviewing the activities performed by the Servicer under this Agreement and based upon the review required by this Agreement, and except as disclosed in the Annual Statement of Compliance, the Annual Independent Public Accountant’s Servicing Report, or otherwise disclosed in a writing submitted to the Investor, Master Servicer or Trustee, the Servicer has, as of last day of the period covered by the Annual Statement of Compliance, fulfilled its obligations under this Agreement; and
(iv) I have disclosed to the Investor, Master Servicer or Trustee all significant deficiencies relating to the Servicer’s compliance with the minimum servicing standards as determined in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers as set forth in this Agreement.
Capitalized terms used herein and not defined shall have the meanings ascribed to them in the Agreement.

PHH Mortgage Corporation

By:	/s/ Martin Foster

Martin Foster
Senior Vice President
Date: 2/28/06